DEBTOR: In Store Media Systems, Inc.                 MONTHLY FINANCIAL REPORT
                                                             CHAPTER 11

CASE NUMBER: 02-28289 MER

For Period: September 1, 2004 to September 30, 2004


                                   COVER SHEET

           Accounting Method Used: [ x ] Accrual Basis [ ] Cash Basis

--------------------------------------------------------------------------------

              THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each      Debtor   must   attach   each   of   the    following
  Required Document        reports/documents  unless the U.S. Trustee has waived
                           the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U.S. Trustee.

------------------- -------------- ------------------------------------------------------
  Report/Document    Previously
      Attached         Waived                   REQUIRED REPORTS/DOCUMENTS
------------------- -------------- ------------------------------------------------------
       [ x ]             [ ]       Cash Receipts and Disbursements Statement (Form 2-B)

       [ x ]             [ ]       Supporting Schedules (Form 2-C)

       [ x ]             [ ]       Balance Sheet (Form 2-D)

       [ x ]             [ ]       Profit and Loss (Form 2-E)

       [ x ]             [ ]       Quarterly Fee Summary (Form 2-F)

       [ x ]             [ ]       Narrative (Form 2-G)

       [ x ]             [ ]       Bank Statements for All Bank Accounts

       [ x ]             [ ]       Bank Statement Reconciliations for All Bank Accounts
------------------- -------------- ------------------------------------------------------


I declare under penalty of perjury that the following Monthly Financial Report, and any attachments thereto, are true and correct to the best of my knowledge and belief.


Executed on: October 15, 2004         Debtor(s): In Store Media Systems, Inc.

                                      By: /s/ William P. Stelt

                                      Position: Chief Financial Officer (Acting)


                                                                       Form 2-A
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                       CASE NO. 02-28289 MER
        ---------------------------


                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

                            As of September 30, 2004

                               CASH RECONCILIATION

1.  Beginning Cash Balance (Ending Cash Balance from last month's report)   $11,703.42

2.  Cash Receipts (From Cash Receipts Journal on next page)                 $     0.00

3.  Cash Disbursements (From Cash Disbursements Journal on next page)       $ 1,401.54

4.  Net Cash Flow (Line 2 minus Line 3)                                     $(1,401.54)

5.  Ending Cash Balance (To Form 2-D)                                       $10,301.88
                                                                            ==========


                          CASH SUMMARY - ENDING BALANCE


                                              Amount       Financial Institution

Petty Cash                                         $0.00
Regular Checking - New DIP                         $0.00
Regular Checking - Old DIP                         $0.00       Wells Fargo
New DIP Checking                              $10,301.88       Wells Fargo
Regular Checking - Payroll                         $0.00       Wells Fargo
Short-Term Investments                             $0.00       Wells Fargo

TOTAL (Must agree with line 5 above)          $10,301.88
                                          ==============

                                                                       Form 2-B
                                                                   Rev 10/01/01

                          In Store Media Systems, Inc.
                             CASE NO. 02-28289 MER

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

                  For Period September 1 to September 30, 2004

                              CASH RECEIPTS JOURNAL


Date                                Description (Source)                 Amount
----                                --------------------                 ------
Operating Account Activity                                                 $0.00

                                                                           $0.00

Total Operating Account Activity (Receipts)                                $0.00

Payroll Account Activity

Total Payroll Account Activity (Receipts)                                  $0.00
    Total Cash Receipts (to line 2 of Cash Reconciliation)                 $0.00

                           CASH DISBURSEMENTS JOURNAL

Date           Ck Nos.  Payee                     Description (Purpose)   Amount
----           -------  -----                     --------------------    ------

Operating Account Activity

9/16/04           2087  Vintage Filings LLC       SEC Filing 8 K         $232.00
9/16/04           2088  Corporate Stock Transfer  Stock Transfer Fees     $75.00
9/16/04           2089  Mini U Storage            Storage Fee             $85.00
9/16/04           2090  William P. Stelt          Contract Labor       $1,000.00
9/30/04 BK Debit        Wells Fargo Bank          Service Charge           $9.54
Total Opertaing Account Acivity (Disbursements)                        $1,401.54

Other Account Activity

Total Other Account Activity                                               $0.00

                            Total Cash Disbursements (to
                            line 3 of Cash Reconciliation)             $1,401.54
                                                                     ===========

                            Less: Intra Company Disbursements

                            Net Disbursements (to Schedule 2 F)        $1,401.54
                                                                     ===========

                                                                       Form 2-B
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 MER


                              SUPPORTING SCHEDULES

                  For Period September 1 to September 30, 2004

                      POST-PETITION TAXES PAYABLE SCHEDULE

The Debtor pays all taxes at the time of payroll processing to its Payroll Service (Wells Fargo Express Pay). Payments are made by ACH transfer the day before the payroll is due. Debtor pays payroll on the 15th and End of Month therefore at the end of each month, the debtor has paid all payroll taxes due to the Payroll Service.

                                       Beg Balance*    Additions    Pmts/Deposits   Date Paid   Check No.   End Balance
                                       ------------    ---------    -------------   ---------   ---------   -----------
Income Tax Withheld
     Federal                                  $0.00                                                              $0.00
     State                                    $0.00                                                              $0.00

FICA Tax Withheld (SS & Medicare)             $0.00                                                              $0.00
Employer's FICA Tax (SS & Medicare)           $0.00                                                              $0.00

Unemployment Tax:
     Federal                                  $0.00                                                              $0.00
     State                                    $0.00                                                              $0.00

Sales,Use & Excise Taxes                      $0.00                                                              $0.00

Property Taxes                                $0.00                                                              $0.00

Accrued Income Tax:
     Federal                                  $0.00                                                              $0.00
     State                                    $0.00                                                              $0.00
     Other:                                   $0.00                                                              $0.00

TOTALS (Post Petition End Bal to Form 2-D)    $0.00         $0.00          $0.00                                 $0.00

* For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

                               INSURANCE SCHEDULE

                        Carrier/Agent   Amt of Coverag      ePolicy Exp Date    Prem Paid Date
------------------     --------         -----------------------------------     --------------
None Required

                                                                       Form 2-C
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 MER


                              SUPPORTING SCHEDULES

                  For Period September 1 to September 30, 2004

               ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING


Due                                                                  Post Petition
                                          Accounts Rec             Accounts Payable
Under 30 Days                                       $0.00                  $   1,569.76
30 to 60 Days                                       $0.00                  $   1,157.59
61 to 90 Days                                       $0.00                  $       0.00
91 to 120 Days                                      $0.00                  $  40,023.98
Over 120 Days

Total Post Petition                                 $0.00        xxxxxxxxxxxxxxxxx

Pre Petition Amts                                   $0.00        xxxxxxxxxxxxxxxxx

Total Accounts Receivable                           $0.00        xxxxxxxxxxxxxxxxx
Less: Bad Debt Reserve                              $0.00        xxxxxxxxxxxxxxxxx
Net Accounts Receivable (To Form 2-D)               $0.00        xxxxxxxxxxxxxxxxx

Total Post Petition Accounts Payable                                       $  42,751.33

(To Form 2-D)


            SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

                                                          Date of                Estimated
                                         Amt Paid      Court Approval           Balance Due*
                                         --------      --------------           ------------
Debtor's Counsel                          $32,606.84 Pre-Petition Retainer   $23,653.60 (Included in A/P)
Counsel for Unsecured Creditors' Com           $0.00
Trustee's Counsel                              $0.00
Accountant                                     $0.00
Other: Debtor's Corporate Counsel         $25,000.00 Pre-Petition Retainer   $19,097.73 (Included in A/P)
Brownstein, Hyatt and Farber                                                $207,248.67 (Accrued not in A/P)


*Balance due to include fees and expenses incurred but not yet paid.

            SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

        Payee Name      Position        Nature of Payment       Amount






**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

                                                                       Form 2-C
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 EEB


                    BALANCE SHEET - As of September 30, 2004

                                     ASSETS

Current Assets:
     Cash (From Form 2-B, line 5)                                       $ 10,301.88
     Accounts Receivable                                                      $0.00
     Inventory                                                                $0.00
     Other Current Assets:                                              $  2,413.88
                                                                        -----------

                                         Total Current Assets                            $ 12,715.76
                                                                                         -----------

Fixed Assests:
     Land                                                                     $0.00
     Leasehold Improvements                                                   $0.00
     Equipment, Furn & Fixtures                                               $0.00
                                         Total Fixed Assets                   $0.00
     Less: Accumulated Depreciation                                           $0.00
                                         Net Fixed Assets                                      $0.00
                                                                                               -----

Other Long Term Assets:
   Debt Issuance Costs                                                        $0.00
   Patents (Net of Amortization)                                         $82,047.12
                                                                                          $ 82,047.12
                                         TOTAL ASSETS                                     $ 94,762.88
                                                                                    ==================

              LIABILITIES

Liabilities Not Subject to Compromise
 Current Liabilities
 Accounts Payable (from Form 2E)                      $631,461.23
   Less: Pre-Petition                                 $588,709.90    $ 42,751.33
 Accrued Fees & Expenses                                             $207,498.67
 Accrued Interest Payable                                            $ 40,482.12
 AFG II Secured DIP Credit Facility                                  $ 70,000.00
 Secured AFG Note                                                    $100,000.00
  Total Post Petition Liabilities                                                   $460,732.12

Liabilities Subject to Compromise
Pre-Petition Liabilities:
  Unsecured Debt                                                   $2,081,777.68
    Total Pre-Petition Liabilities                                                  $2,081,777.68
                                         TOTAL LIABILITIES                          $2,542,509.80
                                                                                    ==============

             OWNERS' EQUITY

Capital Stock                                                            $87,826.14
Paid-In Capital                                                      $21,312,720.30
Preferred Stock                                                         $500,000.00
Preferred Stock Dividends                                               ($86,055.56)
Stock Subscriptions                                                     $325,000.00
Treasury Stock                                                         ($563,750.00)
Retained Earnings:
     Pre-Petition                                                   ($21,029,210.56)
     Pre- Petition Net Income (1/1-11/11/02)                         ($2,101,350.28)
     Post Petition Net Income (11/12/02-09/30/04)                      ($892,926.96)
          TOTAL OWNERS' EQUITY                                       ($2,447,746.92)
          TOTAL LIABILITIES AND OWNERS' EQUITY                                            $ 94,762.88
                                                                                    ==================

                                                                       Form 2-D
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 MER


                            PROFIT AND LOSS STATEMENT

                  For Period September 1 to September 30, 2004

Gross Operating Revenue                                      $0.00
Less: Discounts, Returns and Allowances                      $0.00

     Net Operating Revenues                                                    $0.00

Cost of Goods Sold                                                             $0.00

     Gross Profit                                                              $0.00

Operating Expenses:
     Salaries and Wages                                      $0.00
     Rents and Leases                                       $85.00
     Payroll Taxes                                           $0.00
     Advertising & Promotion                                 $0.00
     Auto Expense                                            $0.00
     Bank Charges                                           $ 9.54
     Contract Labor                                      $1,000.00
     Computer Repairs & Maintenance                          $0.00
     Employee Incentives/Med Benefits                        $0.00
     Equipment Rentals                                       $0.00
     Insurance Expense                                       $0.00
     Lender Expenses                                         $0.00
     Licenses & Fees                                        $42.22
     Miscellaneous and Other                                 $0.00
     Office Funishings & Supplies/Printing                   $0.00
     Payroll Service                                         $0.00
     Press Releases                                          $0.00
     Regulatory Compliance Exp (SEC, etc.)                 $232.00
     Sales and Property Taxes                                $0.00
     Telephone/Fax/Internet                                  $0.00
     Transfer Agent Fees                                    $75.00
     Trash Removal & Utilities                               $0.00
     Travel and Entertainment                                $0.00

     Total Operating Expenses                                              $1,443.76
          Operating Income (Loss)                                         ($1,443.76)

Legal and Professional Fees                                                   $0.00
Depreciation, Depletion and Amortization                                    $700.00
Interest Expense                                                          $2,061.27

          Net Operating Income (Loss)                                    ($4,205.03)

Reorganization Items:
     Legal and Professional Fees                                         $83,426.54
Net Loss before Other Items & Taxes                                     ($87,631.57)

Non-Operating Income and Expenses
     Other Non-Operating (Expenses)                          $0.00
     Gains (Losses) on Sale of Assets                        $0.00
     Interest Income                                         $0.00
     Other Non-Operating Income                              $0.00

          Net Non-Operating Income or (Expenses)                               $0.00

          Net Income (Loss) Before Income Taxes                          ($87,631.57)

Federal and State Income Tax Expense (Benefit)                                 $0.00

          NET INCOME (LOSS)                                              ($87,631.57)
                                                                   ==================

                                                                       Form 2-E
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO. 02-28289 MER


                            Quarterly Fee Summary (1)

                            Month Ended September 30, 2004


Month                   Cash Disbursements (2)          Quarterly Fee Due        Check No.     Date
-----                   ----------------------          -----------------        ---------     ----
January                        $1,692.35
February                       $1,447.47
March                          $1,493.50
Total 1st Qtr                  $4,633.32                   $250.00                  2065      4/16/2004

April                          $1,776.66
May                            $3,227.93
June                           $1,426.92
Total 2nd Qtr                  $6,431.51                   $250.00                  2076      7/15/2004

July                           $1,812.56
August                         $1,528.09
September                      $1,402.14
Total 3rd Qtr                  $4,742.79                   $250.00                  2091     10/15/2004

October                            $0.00
November                           $0.00
December                           $0.00
Total 4th Qtr                      $0.00                     $0.00

(1) This summary is to reflect the current calendar year's information cumulative to the end of the reporting period.

(2) Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts.

                                                                       Form 2-F
                                                                   Rev 10/01/01

DEBTOR:  In Store Media Systems, Inc.                     CASE NO:  02-28289 MER


                                    NARRATIVE

                  For Period September 1 to September 30, 2004

1. The Debtor is awaiting the determination of the Bankruptcy Court as to the adequacy of the Debtor's plan of reorganization.

2. During the period, the Debtor conformed its financial statements to the guidelines proposed by Statement of Position 90-7 as promulgated by the Financial Accounting Standards Board.

3. During the period the Debtor increased its accrual for legal and professional support by approximately $82,000 to cover the costs to date of all legal and professional support in its bankruptcy and corporate proceedings.

                                                                       Form 2-G
                                                                   Rev 10/01/01

In Store Media Systems, Inc.
Bank Reconciliation Worksheet
Month of:    September                     2004

             New Operating DIP Acct # 823-6331735

Acct # 1     Balance per Bank                  $11,778.58

             Add:
                Deposits in Transit                  $0.00

             Less:
                Checks Outstanding
                Mini U Storage         2085         $85.00
                Vintage Filings        2087        $232.00
                Corp. STK. TRFR.       2088         $75.00
                Mini U Storage         2089         $85.00
                William Stelt          2090      $1,000.00

Balance per Books                 $10,301.88